Exhibit 10.14

Notice of Grant of Stock Options	Worthington Industries, Inc.
and Option Agreement	ID: xx-xxxxxxx
200 Old Wilson Bridge Road
Columbus, OH 43085

[OPTIONEE NAME]	Option Number:	XXXXXXX
[OPTIONEE ADDRESS]	Plan:	2003

[OPTIONEE CITY, STATE ZIP]	ID:	SSN#

Effective XX/XX/20XX, you have been granted a(n) Non-Qualified Stock Option to buy XXXX shares of Worthington Industries, Inc. (the Company) stock at $XX.XX per share.

The total option price of the shares granted is $XX,XXX.XX

Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration
X,000	On Vest Date	XX/XX/20XX	XX/XX/20XX
X,000	On Vest Date	XX/XX/20XX	XX/XX/20XX
X,000	On Vest Date	XX/XX/20XX	XX/XX/20XX
X,000	On Vest Date	XX/XX/20XX	XX/XX/20XX
X,000	On Vest Date	XX/XX/20XX	XX/XX/20XX

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

[SIGNATURE OF OPTIONEE]	Date